                                                                  EXHIBIT 10.41

                                                                 EXECUTION COPY


                            AMENDMENT  NO. 2 AND CONSENT


     THIS AMENDMENT NO. 2 AND CONSENT (this "AMENDMENT"), dated as of October 3, 1997, among R. J. Tower Corporation, a Michigan corporation (the "COMPANY"), the various financial institutions that are or may become parties to the Credit Agreement described hereinbelow (individually, a "LENDER" and collectively, the "LENDERS") and Bank of America National Trust and Savings Association, as agent for the Lenders (in such capacity, the "AGENT"), is made pursuant to Section
10.1 of that certain Credit Agreement, dated as of April 18, 1997 (as amended or modified and in effect on the date hereof, the "EXISTING CREDIT AGREEMENT" and, as amended or otherwise modified in this Amendment, the "AMENDED CREDIT AGREEMENT"; capitalized terms used but not defined herein having the same respective meanings as in the Amended Credit Agreement), among the Company, the Lenders and the Agent.

                                     WITNESSETH:

     WHEREAS, the Company has requested that the Lenders amend the Existing Credit Agreement in the manner hereinafter appearing; and, subject to the terms and conditions set forth herein, the Lenders have agreed to so amend the Existing Credit Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                         ARTICLE 1. - AMENDMENTS AND CONSENT

     1.1. The definition of "Approved Parent Debt" in Schedule 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

            "APPROVED PARENT DEBT" means any unsecured Indebtedness issued by the Parent, the proceeds of which are applied to the prepayment of the Revolving Loans, which in each case (x) has no scheduled payments of principal before April 18, 2004, (y) has no Guaranty Obligation of the Borrower or any other Subsidiary of the Parent in respect thereof, and (z) has terms and conditions which are acceptable to the Agent in its reasonable discretion (including terms and conditions with respect to amounts, covenants, defaults, maturities, remedies and, if applicable, subordination).

     1.2. The definition of "Interest Period" in Schedule 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

            "Interest Period" as to any Offshore Rate Loan means the period commencing on the Borrowing Date of such Loan or on the Conversion/Continuation Date on which such Loan is converted into or continued as an Offshore Rate Loan, and ending on the date seven days or one, two, three, six or, if available to all of the Lenders on such Borrowing Date, twelve months thereafter as selected by the Company in its Notice of Borrowing or Notice of Conversion/Continuation; provided that:

            (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the following Business Day unless, the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

            (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;

            (iii) no Interest Period for any Revolving Loan shall extend beyond the Commitment Termination Date; and

            (iv) if such Interest Period is seven days, the principal amount of the applicable Offshore Rate Loan, together with all other outstanding Offshore Rate Loans having an original Interest Period of seven days, shall not exceed $20,000,000 in the aggregate.

     1.3. The Required Lenders hereby consent to the acquisition by the Company, substantially as described in that certain letter from the Company to the Agent dated September 25, 1997, of forty percent (40%) of the outstanding capital stock of Metalsa, S.A. de C.V., a Mexican corporation (the "Mexican Joint Venture"), and hereby waive compliance by the Company with Sections 7.4 and 7.9 of the Credit Agreement to the extent, and only to the extent, necessary to permit the Company to consummate the Mexican Joint Venture.

                               ARTICLE 2. - CONDITIONS

     2.1. This Amendment shall become effective as of the date hereof on the date (the "AMENDMENT EFFECTIVE DATE") that the Agent shall have received each of the following, in form and substance satisfactory to it:

            (a)    counterparts hereof executed by the parties hereto;

            (b) a certificate, dated as of the Amendment Effective Date, of the Secretary or Assistant Secretary of each Account Party and each Guarantor as to (i) resolutions of its Board of Directors then in full force and effect authorizing the execution and delivery of this Amendment,
     (ii) the incumbency and signatures of its officers signing this Amendment, and (iii) no amendments or other modifications to its articles or certificate of incorporation and by-laws having occurred since the date that the certified copies of such documents were delivered by such Person pursuant to Section 4.1(c)(i) of the Existing Credit Agreement; and

            (c) a certificate, dated as of the Amendment Effective Date, of an authorized officer of the Company as to (i) no Default or Event of Default shall have occurred and be continuing as of the Amendment Effective Date after giving effect to this Amendment, (ii) the correctness of the representations and warranties contained in the Credit Documents in all material respects as of the Amendment Effective Date after giving effect to this Amendment, and (iii) the satisfaction of each of the conditions precedent contained in this Article II.

     2.2. The Agent agrees to notify the Company and the Lending Parties of such Amendment Effective Date promptly after such Amendment Effective Date occurs.

                                 ARTICLE 3. - GENERAL

     3.1. To induce the Agent and the Lending Parties to enter into this Amendment, the Company warrants to the Agent and each Lending Party that: (a) the warranties contained in the Credit Documents, as amended by the Amendment, are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof; (b) after giving effect to this Amendment, no Event of Default or Default exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by each Account Party and each Guarantor, and the Amended Credit Agreement and each of the other Credit Documents are the legal, valid and binding obligations of the applicable Credit Party or Guarantor, enforceable against such Credit Party or Guarantor in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity; and (d) no consent, approval, authorization, order, registration or qualification with any Governmental Authority or securities exchange is required for, and in the absence of which would adversely affect, the legal and valid execution and delivery or performance by any Account Party or any Guarantor of this Amendment or the performance by any Credit Party or any Guarantor of the Amended Credit Agreement or any other Credit Document to which they are party.

     3.2. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

     3.3. Except as specifically provided above, the Existing Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Agent or any Lending Party under the Existing Credit Agreement or any of the other Credit Documents, nor constitute a waiver or modification of any provision of any of the other Credit Documents.

     3.4. On and after the Amendment Effective Date, each reference in the Existing Credit Agreement and related documents to "Credit Agreement," "this Agreement" or words of like import, shall, unless the context otherwise requires, be deemed to refer to the Amended Credit Agreement.

     3.5. The Company agrees to pay on demand all reasonable costs and expenses incurred at any time by the Agent (including the reasonable attorney fees and expenses for the Agent, including the allocated cost of internal counsel) in connection with the preparation, negotiation, execution and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith.

     3.6. This Amendment shall be binding upon shall inure to the benefit of the parties hereto and their respective successors and assigns as provided in the Amended Credit Agreement.


                               *   *   *   *   *

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                          R. J. TOWER CORPORATION, a Michigan
                           corporation



                          By /s/ Carl E. Nelson
                            ------------------------------------
                          Name: Carl E. Nelson
                            ------------------------------------
                          Title: Assistant Secretary
                            ------------------------------------


                          R. J. TOWER CORPORATION, an Indiana
                           corporation



                          By /s/ Carl E. Nelson
                            ------------------------------------
                          Name: Carl E. Nelson
                            ------------------------------------
                          Title: Assistant Secretary
                            ------------------------------------


                          R. J. TOWER CORPORATION, a Kentucky
                           corporation



                          By /s/ Carl E. Nelson
                            ------------------------------------
                          Name: Carl E. Nelson
                            ------------------------------------
                          Title: Assistant Secretary
                            ------------------------------------


                                      S1

                          BANK OF AMERICA NATIONAL TRUST AND
                           SAVINGS ASSOCIATION, as Agent



                          By /s/ Lynn W. Stetson
                            ------------------------------------
                          Name: Lynn W. Stetson
                            ------------------------------------
                          Title: Managing Director
                            ------------------------------------


                          BANK OF AMERICA NATIONAL TRUST AND
                           SAVINGS ASSOCIATION, as a Lender, LC
                           Issuer and Swingline Lender



                          By /s/ Lynn W. Stetson
                            ------------------------------------
                          Name: Lynn W. Stetson
                            ------------------------------------
                          Title: Managing Director
                            ------------------------------------

                                      S2

                          THE BANK OF NOVA SCOTIA



                          By /s/ J.R. Trimble
                            ------------------------------------
                          Name: J.R. Trimble
                            ------------------------------------
                          Title: Senior Relationship Manager
                            ------------------------------------


                                      S3

                          BANKERS TRUST COMPANY



                          By /s/ Robert R. Telesca
                            ------------------------------------
                          Name: Robert R. Telesca
                            ------------------------------------
                          Title: Assistant Vice President
                            ------------------------------------

                                      S4

                          THE CHASE MANHATTAN BANK



                          By /s/ Andris G. Kalnius
                            ------------------------------------
                          Name: Andris G. Kalnius
                            ------------------------------------
                          Title: V.P.
                            ------------------------------------

                                      S5

                          COMERICA BANK



                          By /s/ David B. Marvin
                            ------------------------------------
                          Name: David B. Marvin
                            ------------------------------------
                          Title: Vice President
                            ------------------------------------


                                      S6

                          FIRST BANK NATIONAL ASSOCIATION



                          By /s/ Mark R. McDonald
                            ------------------------------------
                          Name: Mark R. McDonald
                            ------------------------------------
                          Title: Vice President
                            ------------------------------------


                                      S7

                          THE FIRST NATIONAL BANK OF CHICAGO




                          By /s/ Krys Szremski
                            ------------------------------------
                          Name: Krys Szremski
                            ------------------------------------
                          Title: Vice President
                            ------------------------------------



                                      S8

                          ABN AMRO BANK N.V.



                          By /s/ Peter L. Eaton
                            ------------------------------------
                          Name: Peter L. Eaton
                            ------------------------------------
                          Title: Vice President
                            ------------------------------------




                          By /s/ John P. Richardson
                            ------------------------------------
                          Name: John P. Richardson
                            ------------------------------------
                          Title: Asst. Vice President
                            ------------------------------------




                                      S9

                          CAISSE NATIONALE DE CREDIT AGRICOLE



                          By /s/ David Bouhl
                            ------------------------------------
                          Name: David Bouhl, F.V.P.
                            ------------------------------------
                          Title: Head of Corporate Banking
                                  Chicago
                            ------------------------------------



                                      S10

                          CIBC INC.



                          By /s/ William J. Kolso, Jr.
                            ------------------------------------
                          Name: William J. Koslo, Jr.
                            ------------------------------------
                          Title: Director
                            ------------------------------------




                                      S11

                          CREDIT LYONNAIS CHICAGO BRANCH



                          By /s/ Kent Davis
                            ------------------------------------
                          Name: Kent Davis
                            ------------------------------------
                          Title: Vice President
                            ------------------------------------



                                     S12

                          THE DAI-ICHI KANGYO BANK, LTD., CHICAGO
                           BRANCH



                          By /s/ Seiichiro Ino
                            ------------------------------------
                          Name: Seiichiro Ino
                            ------------------------------------
                          Title: Vice President
                            ------------------------------------


                                      S13

                                       DRESDNER BANK AG NEW YORK AND
                                       GRAND CAYMAN BRANCHES



                                       By  /s/ John W. Sweeney
                                         -------------------------------------
                                       Name: John W. Sweeney
                                         -------------------------------------
                                       Title: Assistant Vice President
                                         -------------------------------------



                                       By  /s/ Brigitte Sacin
                                         -------------------------------------
                                       Name: Brigitte Sacin
                                         -------------------------------------
                                       Title: Assistant Treasurer
                                         -------------------------------------


                                      S14

                                       KEYBANK NATIONAL ASSOCIATION



                                       By  /s/ David J. Janus
                                         -------------------------------------
                                       Name: David J. Janus
                                         -------------------------------------
                                       Title: Director
                                         -------------------------------------



                                      S15

                                       ROYAL BANK OF CANADA



                                       By  /s/ Monica Settler
                                         -------------------------------------
                                       Name: Monica Settler
                                         -------------------------------------
                                       Title: Manager
                                         -------------------------------------



                                      S16

                                       THE BANK OF NEW YORK



                                       By  /s/ Richard A. Raffetto
                                         -------------------------------------
                                       Name: Richard A. Raffetto
                                         -------------------------------------
                                       Title: Vice President
                                         -------------------------------------


                                      S17

                                       THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                       CHICAGO BRANCH



                                       By  /s/ H. Watanabe
                                         -------------------------------------
                                       Name: H. Watanabe
                                         -------------------------------------
                                       Title: Deputy General Manager
                                         -------------------------------------


                                      S18

                                       BANQUE NATIONALE DE PARIS



                                       By  /s/ Arnaud Collin du Bocage
                                         -------------------------------------
                                       Name: Arnaud Collin du Bocage
                                         -------------------------------------
                                       Title: Executive Vice President and
                                              General Manager
                                         -------------------------------------


                                      S19

                                       COOPERATIEVE CENTRALE RAIFFEISEN-
                                       BOERENLEENBANK B.A. "RABOBANK
                                       NEDERLAND", NEW YORK BRANCH



                                       By  /s/ David J. Thompson
                                         -------------------------------------
                                       Name: David J. Thompson
                                         -------------------------------------
                                       Title: Vice President
                                         -------------------------------------



                                       By  /s/ W. Pieter C. Kodde
                                         -------------------------------------
                                       Name: W. Pieter C. Kodde
                                         -------------------------------------
                                       Title: Vice President
                                         -------------------------------------


                                      S20

                                       FIRST UNION NATIONAL BANK (formerly
                                       known as First Union National Bank of
                                       North Carolina)



                                       By  /s/ Mark M. Harden
                                         -------------------------------------
                                       Name: Mark M. Harden
                                         -------------------------------------
                                       Title: Vice President
                                         -------------------------------------


                                      S21

                                       THE FUJI BANK, LIMITED



                                       By  /s/ Peter L. Chinnici
                                         -------------------------------------
                                       Name: Peter L. Chinnici
                                         -------------------------------------
                                       Title: Joint General Manager
                                         -------------------------------------



                                      S22

                                       ISTITUTO BANCARIO SAN PAOLO DI
                                       TORINO S.P.A.



                                       By  /s/ William DeAngelo
                                         -------------------------------------
                                       Name: William DeAngelo
                                         -------------------------------------
                                       Title: First Vice President
                                         -------------------------------------



                                       By  /s/ Carlo Persico
                                         -------------------------------------
                                       Name: Carlo Persico
                                         -------------------------------------
                                       Title: Deputy General Manager
                                         -------------------------------------


                                      S23

                                       THE LONG-TERM CREDIT BANK OF JAPAN, LTD.



                                       By  /s/ Mark A. Thompson
                                         -------------------------------------
                                       Name: Mark A. Thompson
                                         -------------------------------------
                                       Title: Senior Vice President & Team
                                              Leader
                                         -------------------------------------



                                      S24

                                       THE MITSUBISHI TRUST & BANKING
                                       CORPORATION, CHICAGO BRANCH



                                       By  /s/ Mr. Aaki Yamagishi
                                         -------------------------------------
                                       Name: Mr. Aaki Yamagishi
                                         -------------------------------------
                                       Title: Chief Manager
                                         -------------------------------------


                                      S25

                                       THE SANWA BANK, LIMITED, CHICAGO BRANCH



                                       By  /s/ Kenneth C. Eichwald
                                         -------------------------------------
                                       Name: Kenneth C. Eichwald
                                         -------------------------------------
                                       Title: First Vice President and
                                              Assistant General Manager
                                         -------------------------------------


                                      S26

                                       THE SUMITOMO BANK, LIMITED, CHICAGO
                                       BRANCH



                                       By  /s/ Hiroyuki Iwami
                                         -------------------------------------
                                       Name: Hiroyuki Iwami
                                         -------------------------------------
                                       Title: Joint General Manager
                                         -------------------------------------


                                       S27

Each of the undersigned hereby consents to the Amendment, ratifies and confirms all terms and provisions of the Guaranty dated as of April 18, 1997 (the "GUARANTY") by the undersigned in favor of the Secured Parties and agrees that the Guaranty is and remains in full force and effect.

                                       R. J. TOWER CORPORATION, a Michigan
                                       corporation



                                       By  /s/ Carl E. Nelson
                                         -------------------------------------
                                       Name: Carl E. Nelson
                                         -------------------------------------
                                       Title: Assistant Secretary
                                         -------------------------------------


                                       R. J. TOWER CORPORATION, an Indiana
                                       corporation



                                       By  /s/ Carl E. Nelson
                                         -------------------------------------
                                       Name: Carl E. Nelson
                                         -------------------------------------
                                       Title: Assistant Secretary
                                         -------------------------------------


                                       R. J. TOWER CORPORATION, a Kentucky
                                       corporation



                                       By  /s/ Carl E. Nelson
                                         -------------------------------------
                                       Name: Carl E. Nelson
                                         -------------------------------------
                                       Title: Assistant Secretary
                                         -------------------------------------


                                       TOWER AUTOMOTIVE, INC.



                                       By  /s/ Carl E. Nelson
                                         -------------------------------------
                                       Name: Carl E. Nelson
                                         -------------------------------------
                                       Title: Assistant Secretary
                                         -------------------------------------


                                     S28

                                       EDGEWOOD MANUFACTURING CORP.



                                       By  /s/ Carl E. Nelson
                                         -------------------------------------
                                       Name: Carl E. Nelson
                                         -------------------------------------
                                       Title: Assistant Secretary
                                         -------------------------------------


                                       KALAMAZOO STAMPING AND DIE COMPANY



                                       By  /s/ Carl E. Nelson
                                         -------------------------------------
                                       Name: Carl E. Nelson
                                         -------------------------------------
                                       Title: Assistant Secretary
                                         -------------------------------------


                                       TOWER AUTOMOTIVE DELAWARE, INC.



                                       By  /s/ Carl E. Nelson
                                         -------------------------------------
                                       Name: Carl E. Nelson
                                         -------------------------------------
                                       Title: Assistant Secretary
                                         -------------------------------------


                                       TOWER AUTOMOTIVE PRODUCTS COMPANY, INC.



                                       By  /s/ Carl E. Nelson
                                         -------------------------------------
                                       Name: Carl E. Nelson
                                         -------------------------------------
                                       Title: Assistant Secretary
                                         -------------------------------------


                                      S29

                                       TRYLON CORPORATION



                                       By  /s/ Carl E. Nelson
                                         -------------------------------------
                                       Name: Carl E. Nelson
                                         -------------------------------------
                                       Title: Assistant Secretary
                                         -------------------------------------


                                      S30